SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


Form 8-K


Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):

March 29, 2002



..
The Plastic Surgery Company
(Exact name of registrant as specified in charter)


         Georgia                  001-15431	   58-2317410
- ----------------------------   -------------	-------------------
(State or other jurisdiction    (Commission     (I.R.S. Employer
of incorporation)               File Number)    Identification No.)


509 E. Montecito Street, 2nd Floor, Santa Barbara California	93103
---------------------------------------     			-------------
(Address of principal executive offices)       			(Zip Code)


Registrant's telephone number, including area code:  (805) 963-0400
                                                    -----------------


Not Applicable
---------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 3.  Bankruptcy Or Receivership

        On March 29, 2002, The Plastic Surgery Company (TPSC) and
all of its subsidiaries, The Plastic Surgery Company of North Carolina, Inc., Personal Image Center of Connecticut, Florida Center for Cosmetic Surgery, Inc. and Florida Center for Cosmetic Surgery of West Palm Beach, Inc. (collectively, the "Subsidiaries"), filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the "Code") with the United States Bankruptcy Court for the Central District of California, seeking reorganization under Chapter 11, thereby commencing bankruptcy, Case Nos. ND02-10980RR, ND02-10981RR, ND02-10982RR, ND02-10983RR, and
ND02-10984RR , assigned to Judge Robin Riblet.   TPSC and the
Subsidiaries are operating as debtors-in-possession under the Code.




Item 7.  Financial Statements And Exhibits

(a) Financial Statements of Business Acquired.  Not Applicable.

(b) Pro Forma Financial Information.  Not Applicable.

(c) Exhibits

	99.1 Press Release dated March 29, 2002, of the Registrant





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      		The Plastic Surgery Company

Dated: March 29, 2002                  		By: /s/ DENNIS E. CONDON
                              			--------------------------
                                     			Dennis E. Condon
					Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description

99.1 Press Release dated March 29, 2002, of the Registrant.

Exhibit 99.1

For Further Information:				 CONTACT
The Plastic Surgery Company
Personal Image Centers                         		Adam Romo
509 E. Montecito St., 2nd Floor			 	Chief Financial Officer
Santa Barbara, California 93103		              (805) 963-0400, ext. 206
For Immediate Release:                                 adam@idealme.com

The Plastic Surgery Company
 Files For Chapter 11 Protection

Santa Barbara, Calif., March 29, 2002 - The Plastic Surgery Company (AMEX: PSU; www.tpsc.com) today announced that the Company and its wholly owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the U.S. Bankruptcy Court for the Central District of California. The operations of the Company and its subsidiaries will continue during the bankruptcy proceedings.

The Plastic Surgery Company owns and/or operates the only national chain of cosmetic surgery and cosmetic laser centers. The Company operates outside of the managed care market and provides private pay, fee-for-service cosmetic surgery and laser procedures through a retail network of surgery centers. These services include cosmetic surgery, cosmetic laser skin treatments and physician-directed skin care all under the national umbrella of Personal Image Centers.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995--With the exception of historical information, the matters discussed in this press release are forward looking statements that involve a number of risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of their dates. The actual future results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences, include, but are not limited to, the risks involving the Company's ability to continue operations without receiving additional capital; continuing demand for plastic surgery procedures, the ability to successfully expand the practices of its affiliates, the ability to recruit other affiliates, the ability to secure financing for future acquisitions, the performance of our affiliates, the loss of our key personnel, the impact of competition, changes in applicable governmental regulations and the effectiveness of our websites. In connection with the audit of its financial statements for the year ended December 31, 2000, the report of the Company's independent auditors contained an explanatory paragraph with respect to the Company's ability to continue as a going concern. As part of the Company's program to improve liquidity, the Company is in the process of implementing a cost-reduction program, negotiating with debt holders and seeking financing alternatives. The Company cannot provide any assurance that it will succeed in restructuring its obligations or that it will not run out of cash. For a more detailed description of a discussion of risk factors, please see our prospectus, dated December 31, 1999, a copy of which can be obtained from the Company.